SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549

                             FORM 8-K/A

                           AMENDMENT NO. 3
                                 TO

                              FORM 8-K
                           CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):  March 12, 1996

                      DATAWATCH CORPORATION
      (Exact name of registrant as specified in its charter)


        DELAWARE              0-19960             02-0405716
    (State or other      (Commission file      (I.R.S. Employer
    jurisdiction of           number)         Identification No.)
    incorporation or
     organization)


234 Ballardvale Street, Wilmington, MA                01887
(Address of principal executive offices)            (Zip Code)



Registrant's telephone number including area code:  (508) 988-9700



                        No change since last report
         (Former name or address, if changed since last report)

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated March 12, 1996 as set forth in the pages attached hereto:

          (1)  Item 7.  Financial Statements and Exhibits

          (2)  Exhibit Index

          (3)  Filing of Additional Exhibits

     Datawatch Corporation (the "Company") hereby amends its Current Report on Form 8-K dated March 12, 1996, as amended by Amendment No. 1 on Form 8 K/A on April 30, 1996 and by Amendment No. 2 on Form 8 K/A on May 3, 1996 (as amended, the "Current Report"), by deleting Item 7(a) and Item 7(c) of the Current Report and replacing it with the following new Item 7(a) and 7(c) so that as so amended said Item 7(a) and 7(c) shall read in its entirety as follows:

(1)  Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired.

          The following audited financial statements of WorkGroup Systems Limited for the nine months ended September 30, 1995, together with the manually signed Auditors' Report of Deloitte & Touche, Chartered Accountants and Registered Auditors for the nine months ended September 30, 1995, are filed as Exhibit 99.2 of this report and incorporated herein by reference:

             Comparative Consolidated Profit and Loss
             Account for the nine months ended September 30, 1995 and the year ended December 31, 1994

             Comparative Consolidated Cash Flow Statement for the nine months ended September 30, 1995 and the year ended December 31, 1994

             Notes to the Accounts

          The following audited financial statements of WorkGroup Systems Limited for the years ended December 31, 1994 and 1993, together with the manually signed Auditors' Report of Coopers & Lybrand, Chartered Accountants and Registered Auditors for the year ended December 31, 1994, are filed as Exhibit 99.3 of this report and incorporated herein by reference:

             Comparative Consolidated Profit and Loss
             Account for the years ended December 31, 1994
             and 1993

             Comparative Consolidated Cash Flow Statement for the years ended December 31, 1994 and 1993

             Notes to the Accounts

          The manually signed Auditor's Report of
          Blinkhorns, Chartered Accountants and Registered
          Auditors relating to the audited financial statements of WorkGroup Systems Limited for the year ended December 31, 1993 (as restated) is filed as Exhibit 99.4 of this report and incorporated herein by reference.

     (c)  Exhibits
            *2.1   Share Sale and Purchase Agreement, dated
                   March 12, 1996, by and between Datawatch
                   Corporation and the individuals and
                   entities named  on Schedule 1 contained
                   therein, who constitute the holders of
                   all of the outstanding share capital
                   stock of WorkGroup Systems Limited.

         ***23.1   Consent of Deloitte & Touche, Chartered
                   Accountants and Registered Auditors

         ***23.2   Consent of Coopers & Lybrand, Chartered
                   Accountants and Registered Auditors

            23.3   Consent of Blinkhorns, Chartered
                   Accountants and Registered Auditors

          **99.1   The following unaudited combined pro
                   forma financial statements:

                        Unaudited Pro Forma Combined Balance
                        Sheet at December 31, 1995

                        Unaudited Pro Forma Combined
                        Statement of Operations for the year
                        ended September 30, 1995

                        Unaudited Pro Forma Combined
                        Statement of Operations for the
                        three months ended December 31, 1995

                        Unaudited Pro Forma Combined
                        Statement of Operations for the
                        three months ended December 31, 1994

                        Notes to Pro Forma Financial Statements

            99.2   The following audited financial
                   statements of WorkGroup Systems Limited
                   for the nine months ended September 30,
                   1995, together with the manually signed
                   Auditors' Report of Deloitte & Touche,
                   Chartered Accountants and Registered
                   Auditors for the nine months ended
                   September 30, 1995:

                        Comparative Consolidated Profit and
                        Loss Account for the nine months
                        ended September 30, 1995 and the
                        year ended December 31, 1994

                        Comparative Consolidated Cash Flow
                        Statement for the nine months ended
                        September 30, 1995 and the year
                        ended December 31, 1994

                        Notes to the Accounts

         ***99.3   The following audited financial
                   statements of WorkGroup Systems Limited
                   for the yeas ended December 31, 1994 and 1993, together with the manually signed
                   Auditors' Report of Coopers & Lybrand,
                   Chartered Accountants and Registered
                   Auditors for the year ended December 31, 1994:

                        Comparative Consolidated Profit and
                        Loss Account for the years ended
                        December 31, 1994 and 1993

                        Comparative Consolidated Cash Flow
                        Statement for the years ended
                        December 31, 1994 and 1993

                        Notes to the Accounts

            99.4 The manually signed Auditor's Report of Blinkhorns, Chartered Accountants and Registered Auditors relating to the audited financial statements of WorkGroup Systems Limited for the year ended December 31, 1993 (as restated).


_____________________
  *Previously filed with the Company's Current
   Report on Form 8-K dated March 12, 1996 filed on March 26, 1996.
 **Previously filed with Amendment No. 1 on
   Form 8-K/A to the Company's Current Report on
   Form 8-K dated March 12, 1996 filed on April 30,
   1996.
***Previously filed with Amendment No. 2 on Form
   8-K/A to the Company's Current Report on Form
   8-K dated March 12, 1996 filed on May 3, 1996.

(2)  Exhibit Index.

     The Company hereby amends its Current Report by adding the following information to the Exhibit Index in the Current Report.

Exhibit
Number    Exhibit

    2.1   Share Sale and Purchase Agreement, dated
          March 12, 1996, by and between Datawatch
          Corporation and the individuals and
          entities named on Schedule 1 contained
          therein, who constitute the holders of all of the outstanding share capital stock of WorkGroup Systems Limited.

***23.1   Consent of Deloitte & Touche, Chartered
          Accountants and Registered Auditors

***23.2   Consent of Coopers & Lybrand, Chartered
          Accountants and Registered Auditors

   23.3 Consent of Blinkhorns, Chartered Accountants and Registered Auditors

 **99.1 The following unaudited combined pro forma financial statements:

             Unaudited Pro Forma Combined Balance
             Sheet at December 31, 1995

             Unaudited Pro Forma Combined Statement
             of Operations for the year ended
             September 30, 1995

             Unaudited Pro Forma Combined Statement
             of Operations for the three months
             ended December 31, 1995

             Unaudited Pro Forma Combined Statement
             of Operations for the three months
             ended December 31, 1994

             Notes to Pro Forma Financial Statements

***99.2 The following audited financial statements of WorkGroup Systems Limited for the nine months ended September 30, 1995, together with the manually signed Auditors' Report of Deloitte & Touche, Chartered Accountants and
          Registered Auditors for the nine months ended
          September 30, 1995:

             Comparative Consolidated Profit and
             Loss Account for the nine months ended
             September 30, 1995 and the year ended
             December 31, 1994

             Comparative Consolidated Cash Flow
             Statement for the nine months ended
             September 30, 1995 and the year ended
             December 31, 1994

             Notes to the Accounts

***99.3 The following audited financial statements of WorkGroup Systems Limited for the years ended December 31, 1994 and 1993, together with the manually signed Auditors' Report of Coopers & Lybrand, Chartered Accountants and Registered Auditors for the year ended
          December 31, 1994:

             Comparative Consolidated Profit and
             Loss Account for the years ended
             December 31, 1994 and 1993

             Comparative Consolidated Cash Flow
             Statement for the years ended December
             31, 1994 and 1993

             Notes to the Accounts

   99.4   The manually signed Auditor's Report of
          Blinkhorns, Chartered Accountants and
          Registered Auditors relating to the
          audited financial statements of WorkGroup
          Systems Limited for the year ended
          December 31, 1993 (as restated).

_____________________
  *Previously filed with the Company's Current Report on Form
   8-K dated March 12, 1996 filed on March 26, 1996. **Previously filed with Amendment No. 1 on Form 8-K/A to the Company's Current Report on Form 8-K dated March 12, 1996 filed on April 30, 1996.
***Previously filed with Amendment No. 2 on Form 8-K/A to the Company's Current Report on Form 8-K dated March 12, 1996 filed on May 3, 1996.

(3)  Filing of Additional Exhibits.

     The Company hereby amends its Current Report by filing the additional exhibits attached hereto and as listed in (2) above.

                          SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              DATAWATCH CORPORATION



                              By: /s/Bruce R. Gardner
                                  Bruce R. Gardner
                                  Executive Vice President



Dated:  May 23, 1996

                           EXHIBIT INDEX

Exhibit
Number    Exhibit

   *2.1   Share Sale and Purchase Agreement, dated
          March 12, 1996, by and between Datawatch
          Corporation and the individuals and
          entities named on Schedule 1 contained
          therein, who constitute the holders of all of the outstanding share capital stock of WorkGroup Systems Limited.

***23.1   Consent of Deloitte & Touche, Chartered
          Accountants and Registered Auditors

***23.2   Consent of Coopers & Lybrand, Chartered
          Accountants and Registered Auditors

   23.3 Consent of Blinkhorns, Chartered Accountants and Registered Auditors

 **99.1 The following unaudited combined pro forma financial statements:

             Unaudited Pro Forma Combined Balance
             Sheet at December 31, 1995

             Unaudited Pro Forma Combined Statement
             of Operations for the year ended
             September 30, 1995

             Unaudited Pro Forma Combined Statement
             of Operations for the three months
             ended December 31, 1995

             Unaudited Pro Forma Combined Statement
             of Operations for the three months
             ended December 31, 1994

             Notes to Pro Forma Financial Statements

***99.2 The following audited financial statements of WorkGroup Systems Limited for the nine months ended September 30, 1995, together with the manually signed Auditors' Report of Deloitte & Touche, Chartered Accountants and Registered Auditors for the nine months ended September 30, 1995:

             Comparative Consolidated Profit and
             Loss Account for the nine months ended
             September 30, 1995 and the year ended
             December 31, 1994

             Comparative Consolidated Cash Flow
             Statement for the nine months ended
             September 30, 1995 and the year ended
             December 31, 1994

             Notes to the Accounts

***99.3 The following audited financial statements of WorkGroup Systems Limited for the years ended December 31, 1994 and 1993, together with the manually signed Auditors' Report of Coopers & Lybrand, Chartered Accountants and Registered Auditors for the year ended
          December 31, 1994:

             Comparative Consolidated Profit and
             Loss Account for the years ended
             December 31, 1994 and 1993

             Comparative Consolidated Cash Flow
             Statement for the years ended December
             31, 1994 and 1993

             Notes to the Accounts

   99.4  The manually signed Auditor's Report of
         Blinkhorns, Chartered Accountants and
         Registered Auditors relating to the
         audited financial statements of WorkGroup
         Systems Limited for the year ended
         December 31, 1993 (as restated).



_____________________
  *Previously filed with the Company's Current Report on Form
   8-K dated March 12, 1996 filed on March 26, 1996. **Previously filed with Amendment No. 1 on Form 8-K/A to the Company's Current Report on Form 8-K dated March 12, 1996 filed on April 30, 1996.
***Previously filed with Amendment No. 2 on Form 8-K/A to the Company's Current Report on Form 8-K dated March 12, 1996 filed on May 3, 1996.

                                                EXHIBIT 23.3


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-65786 on Form S-8 and Post-Effective Amendment No. 3 on form S-3 to Registration Statement
No. 33-46290 on Form S-1 of Datawatch Corporation of our report dated May 20, 1996, appearing in this Form 8-K/A Amendment No. 3 to the Form 8-K Current Report dated May 20, 1996.

/s/ Blinkhorns
BLINKHORNS
20 May 1996

                                                EXHIBIT 99.4
AUDITORS' REPORT

TO THE MEMBERS OF WORKGROUP SYSTEMS LIMITED

We have audited the financial statements of WorkGroup
Systems Limited for the year ended December 31, 1993 (as restated) appearing in the Datawatch Corporation Form 8-K/A
Amendment No. 2.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

The Company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing
Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements.
It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's and the group's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion, we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements (as restated) give a true and fair view of the state of the affairs of the company and the group as at 31 December 1993 and of the loss of the group for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

/s/ Blinkhorns
Blinkhorns
Registered Auditors
14/16 Great Portland Street
London W1N 6BL

20 May 1996